Letter To Shareholders                                ACM Government Income Fund
================================================================================

February 1, 2000

Dear Shareholder:

This report provides the performance, investment strategy and outlook of ACM Government Income Fund (the "Fund"). The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the past six- and 12-month periods ended December 31, 1999. For comparison, we have included performance for the Lehman Brothers ("LB") Aggregate Bond Index.

During the six-month period ended December 31, 1999, your Fund outperformed its benchmark as a result of its emerging market debt allocation, while over the 12-month period, your Fund underperformed its benchmark as a result of its overweighting of U.S. Treasury securities.

Over the 12 months ended December 31, 1999, the Fund's overweighting of U.S. Treasury securities dragged down the performance of the entire Fund. Strong U.S. growth, rising inflation fears, and a string of interest rate tightening by the U.S. Federal Reserve caused U.S. government bonds to be the worst performing sector of the U.S. bond market in 1999. As of December 31, 1999, your Fund held approximately 74% of its total market value in the U.S. Treasury sector, versus the LB Aggregate Bond Index's 35% exposure to U.S. Treasuries.

During both periods, emerging market debt outperformed all other sectors of the bond market as global growth improved and commodity prices firmed. Approximately 20% of your Fund was allocated to the emerging market debt sector throughout the twelve-month period.

      INVESTMENT RESULTS*
      Periods Ended December 31, 1999

                                            Total Returns
                                     6 Months         12 Months
                                     --------         ---------
      ACM Government
        Income Fund                    0.85%            -3.53%
      Lehman Brothers
        Aggregate Bond Index           0.56%            -0.82%

      * The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of December 31, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

                  The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage Backed and Asset Backed Securities indices and the Lehman Brothers Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The index is unmanaged and does not reflect fees and expenses. An investor cannot invest directly in an index.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment fell to 4.1%, a 30-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation: the Consumer Price Index moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the

                                                      ACM Government Income Fund
================================================================================

first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. (An additional interest rate increase was announced on February 2, 2000, after the close of the Fund's reporting period.) The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

1999 was a poor year for the U.S. fixed-income market. Mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the year. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. U.S. government bonds posted the worst returns during the year as the Federal Reserve raised interest rates. The investment-grade corporate sector, as represented by the LB Corporate Bond Index, also posted an unusual loss of -1.96% for the year.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999 as global economic growth improved and commodity prices firmed. With a total return for the year of 25.97% (19.70% excluding Russia), and a fourth-quarter gain of 12.58% (9.60% excluding Russia), emerging market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks. The annual results for calendar year 1999 were in part generated by the low end-1998 starting point; the JP Morgan Emerging Markets Bond Index-Plus did not regain its high of May 1998 until the middle of December 1999. Among the individual markets, Russia posted the best return. Rising oil prices along with progress in restructuring Soviet-era debt helped the performance of Russian debt. Also, the big three Latin markets of Argentina, Brazil, and Mexico scored impressive results of 12.97%, 40.68%, and 15.30%, respectively, for the year as their economies gained strength.

INVESTMENT STRATEGY

Over the twelve-month period ended December 31, 1999, we employed U.S. Treasury holdings with maturities of 10 years or more. We opportunistically employed securities issued in foreign countries such as Argentina and Mexico to enhance portfolio yield. The Fund also held the government debt of Brazil, Peru, Panama and Venezuela. We initiated a position in Turkey because of strict fiscal reforms, an International Monetary Fund support package, and the growing probability of membership in the European Union. We also invested in more developed countries such as the United Kingdom and Canada.

OUTLOOK

Our near-term outlook for fixed-income markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six months. We expect tighter monetary policy measures in 2000. The European Central Bank (the "ECB") will be most likely to follow the U.S. Federal Reserve with additional tightening in 2000. The higher official rates should begin to slow the interest rate sensitive sectors enough to remove some of the future inflation risk. As this happens, bond markets will begin to discount the peaking of the current global growth cycle.

Given these expectations, we expect bond prices to struggle in the short term. The recent data from the U.S. leaves quite a bit of uncertainty about whether

                                                      ACM Government Income Fund
================================================================================

rates at current or forecasted levels will restrain the economy enough to turn inflation expectations lower again. The recovery in Europe is indeed broadening, and it is clear that the ECB will look to provide some counterbalance to the cyclical recovery that is also receiving pro-cyclical fiscal support.

We believe that ongoing reforms and a favorable global economic backdrop will make the emerging market debt sector the best performing sector of fixed-income securities for many months to come. Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles.

Thank you for your continued interest and investment in the ACM Government Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski


Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
December 31, 1999                                     ACM Government Income Fund
================================================================================

                                    Principal
                                     Amount
                                      (000)       U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT
  OBLIGATIONS--104.7%

U.S. TREASURY BONDS--60.5%
  6.125%, 8/15/29 (a)                $ 20,000    $  19,065,600
  8.125%, 8/15/19 (a)                  71,150       81,077,560
  8.75%, 8/15/20 (a)                    5,400        6,542,424
  12.375%, 5/15/04 (a)                 46,380       56,525,625
  13.25%, 5/15/14 (a)                  13,000       18,730,140
  14.00%, 11/15/11 (a)                 64,000       89,280,000
                                                 -------------
                                                   271,221,349
                                                 -------------

U.S. TREASURY STRIPS--42.1%
  Zero coupon, 2/15/10                 83,620       42,325,099
  Zero coupon, 5/15/10 (a)            100,000       49,726,000
  Zero coupon, 5/15/12 (a)            183,750       79,420,425
  Zero coupon, 8/15/12                 35,000       14,862,750
  Zero coupon, 11/15/21                11,300        2,610,413
                                                 -------------
                                                   188,944,687
                                                 -------------

U.S. TREASURY NOTE--2.1%
  5.50%, 5/15/09 (a)                   10,250        9,550,130
                                                 -------------
Total U.S. Government
  Obligations
  (cost $512,693,880)                              469,716,166
                                                 -------------

SOVEREIGN DEBT
  OBLIGATIONS--24.8%

BRAZIL--11.4%
Republic of Brazil
  Global Bonds
  10.125%, 5/15/27 (b)                 12,000       10,305,600
  14.50%, 10/15/09 (b)                 36,900       40,959,000
                                                 -------------
                                                    51,264,600
                                                 -------------

BULGARIA--4.0%
Republic of Bulgaria
  FRN
  6.50%, 7/28/24 (b)                   22,500       18,029,250
                                                 -------------

PANAMA--1.3%
Republic of Panama
  8.875%, 9/30/27 (b)                   6,750        5,690,250
                                                 -------------

PERU--1.8%
Republic of Peru
  FLIRB
  3.75%, 3/07/17 (b)(c)               13,400         8,291,920
                                                 -------------

PHILIPPINES--0.2%
Republic of Philippines
  9.875%, 1/15/19 (b)                     900          888,750
                                                 -------------

RUSSIA--4.0%
Ministry of Finance
  3.00%, 5/14/03 (b)                    4,500        1,552,500
  12.75%, 6/24/28 (d)                  12,500        8,750,000
Russian Principal Loans
  FRN
  6.91%, 12/15/20 (b)(e)               47,250        7,441,875
                                                 -------------
                                                    17,744,375
                                                 -------------

TURKEY--0.5%
Republic of Turkey
  12.00%, 12/15/08 (b)                  2,250        2,396,250
                                                 -------------

VENEZUELA--1.6%
Republic of Venezuela
  13.625%, 8/15/18 (b)                  7,950        7,115,250
                                                 -------------
Total Sovereign Debt
  Obligations
  (cost $103,252,803)                              111,420,645
                                                 -------------

                                                      ACM Government Income Fund
================================================================================

                                    Principal
                                     Amount
                                      (000)       U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT
OBLIGATIONS--5.7%

CANADA--0.7%
Clearnet Communications Inc.
    10.40%, 5/15/08 (b)(f)          CAD 4,950     $  2,168,947
    11.75%, 8/13/07 (b)                 2,250        1,110,582
                                                 -------------
                                                     3,279,529
                                                 -------------

UNITED KINGDOM--2.1%
NTL Communication Corp.
  9.75%, 4/15/09 (b)              GBP  10,050        9,334,416
                                                 -------------

UNITED STATES--2.9%
CSC Holdings Inc.
  8.125%, 7/15/09 (b)                 $ 4,500        4,516,875
Dresdner Funding Trust
  8.151%, 6/30/31 (d)                   9,000        8,496,423
                                                 -------------
                                                    13,013,298
                                                 -------------
Total Corporate Debt
  Obligations
  (cost $26,802,774)                                25,627,243
                                                 -------------

                                     Shares
                                       or
                                    Principal
                                     Amount
                                      (000)       U.S. $ Value
--------------------------------------------------------------------------------

PREFERRED STOCK--4.2%
  Abbey National PLC
    (b)(g)                          4,000,000     $  8,900,304
  Bank of Scotland (b)(g)           3,300,000        7,396,055
Centaur Funding Corp.,
  Series B (d)                          2,500        2,525,512
                                                 -------------
Total Preferred Stock
  (cost $20,912,979)                                18,821,871
                                                 -------------

TIME DEPOSIT--2.8%
State Street Bank &
  Trust Co.
  3.00%, 1/3/00
  (cost $12,528,000)                  $12,528       12,528,000
                                                 -------------

TOTAL INVESTMENTS--142.2%
  (cost $676,190,436)                              638,113,925
Other assets less
    liabilities--(42.2%)                          (189,379,231)
                                                 -------------

NET ASSETS--100%                                 $ 448,734,694
                                                 -------------
                                                 =============

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $359,719,629 at December 31, 1999.
(b) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $136,097,824 at December 31, 1999.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1999.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $19,771,935 or 4.4% of net assets.
(e)   Security is in default and is non-income producing.
(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)   Denominated in British Pound.

      Glossary of Terms:
      FLIRB-Front Loaded Interest Reduction Bond
      FRN-Floating Rate Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999                                     ACM Government Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $676,190,436) ......................................   $ 638,113,925
  Cash .........................................................................................             130
  Interest receivable ..........................................................................       9,073,417
  Unrealized appreciation on swap contracts ....................................................       3,712,500
  Prepaid expenses .............................................................................          93,330
                                                                                                   -------------
  Total assets .................................................................................     650,993,302
                                                                                                   -------------

LIABILITIES
  Loan payable .................................................................................      90,000,000
  Payable for investment securities purchased ..................................................     109,650,080
  Loan interest payable ........................................................................       1,704,184
  Advisory fee payable .........................................................................         376,593
  Unrealized depreciation on forward exchange currency contracts ...............................         202,072
  Administrative fee payable ...................................................................          76,831
  Accrued expenses .............................................................................         248,848
                                                                                                   -------------
  Total liabilities ............................................................................     202,258,608
                                                                                                   -------------

NET ASSETS .....................................................................................   $ 448,734,694
                                                                                                   =============

COMPOSITION OF NET ASSETS
  Capital stock, at par ........................................................................   $     586,977
  Additional paid-in capital ...................................................................     626,900,812
  Distributions in excess of net investment income .............................................        (753,951)
  Accumulated net realized loss on investments, swap contracts and foreign currency transactions    (143,433,061)
  Net unrealized depreciation of investments, swap contracts and foreign currency transactions .     (34,566,083)
                                                                                                   -------------
                                                                                                   $ 448,734,694
                                                                                                   =============

NET ASSET VALUE PER SHARE (based on 58,697,659 shares outstanding) .............................           $7.64
                                                                                                           =====

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1999                          ACM Government Income Fund
================================================================================

INVESTMENT INCOME
  Interest ................................................................   $ 55,859,718
  Dividends (net of foreign taxes withheld of $110,729) ...................      1,247,204   $ 57,106,922
                                                                              ------------

EXPENSES
  Advisory fee ............................................................      4,005,912
  Administrative fee ......................................................        833,756
  Transfer agency .........................................................        204,611
  Custodian ...............................................................        179,713
  Reports and notices to shareholders .....................................        139,775
  Audit and legal .........................................................         87,880
  Registration fee ........................................................         50,624
  Directors' fees .........................................................         37,916
  Miscellaneous ...........................................................         34,555
                                                                              ------------
  Total expenses before interest ..........................................      5,574,742
  Interest expense ........................................................      5,540,628
                                                                              ------------
  Total expenses ..........................................................                    11,115,370
                                                                                             ------------
  Net investment income ...................................................                    45,991,552
                                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTACTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ............................                   (71,123,075)
  Net realized loss on swap contracts .....................................                      (190,848)
  Net realized gain on foreign currency transactions ......................                       363,532
  Net change in unrealized appreciation/depreciation of:
    Investment and swap contracts .........................................                     6,994,055
    Foreign currency transactions .........................................                      (196,593)
                                                                                             ------------
  Net loss on investments, swap contracts and foreign currency transactions                   (64,152,929)
                                                                                             ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................................                  $(18,161,377)
                                                                                             ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                    ACM Government Income Fund
================================================================================

                                                                                      Year Ended           Year Ended
                                                                                  December 31, 1999    December 31, 1998
                                                                                  -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .........................................................   $  45,991,552        $  50,988,591
  Net realized loss on investments, swap contracts
    and foreign currency transactions ...........................................     (70,950,391)         (59,945,980)
  Net change in unrealized appreciation/depreciation of investments,
    swap contracts and foreign currency transactions ............................       6,797,462          (39,256,397)
                                                                                    -------------        -------------
  Net decrease in net assets from operations ....................................     (18,161,377)         (48,213,786)

DIVIDENDS TO SHAREHOLDERS
  Dividends from net investment income ..........................................     (45,991,552)         (51,348,197)
  Distributions in excess of net investment income ..............................      (3,151,911)                 -0-

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance of Common Stock ...............       3,743,746            6,194,153
                                                                                    -------------        -------------
  Total decrease ................................................................     (63,561,094)         (93,367,830)

NET ASSETS
  Beginning of year .............................................................     512,295,788          605,663,618
                                                                                    -------------        -------------
  End of year (including undistributed net investment income of $0 and $2,034,428
    for the years ended December 31, 1999 and 1998, respectively) ...............   $ 448,734,694        $ 512,295,788
                                                                                    =============        =============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended December 31, 1999                          ACM Government Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
  Interest and dividends received .............................................   $    42,189,073
  Interest expense paid .......................................................        (5,984,194)
  Operating expenses paid .....................................................        (5,410,765)
                                                                                  ---------------
  Net increase in cash from operating activities ..............................                      $    30,794,114


INVESTING ACTIVITIES:
  Purchases of long-term investments ..........................................    (2,499,397,399)
  Proceeds from disposition of long-term investments ..........................     2,517,901,064
  Proceeds from disposition of short-term investments-- net ...................       (12,355,316)
                                                                                  ---------------
  Net increase in cash from investing activities ..............................                            6,148,349


FINANCING ACTIVITIES*:
  Cash dividends paid .........................................................                          (48,894,087)
                                                                                                     ---------------
  Net decrease in cash ........................................................                          (11,951,624)
  Cash at beginning of year ...................................................                           11,951,754
                                                                                                     ---------------
  Cash at end of year .........................................................                      $           130
                                                                                                     ===============

RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATIONS TO NET INCREASE IN
CASH FROM OPERATING ACTIVITIES:
  Net decrease in net assets from operations ..................................                      $   (18,161,377)


ADJUSTMENTS:
  Increase in interest receivable .............................................   $      (168,877)
  Accretion of bond discount ..................................................       (14,748,972)
  Decrease in accrued expenses ................................................          (279,589)
  Net loss on investments .....................................................        64,152,929
                                                                                  ---------------
  Total adjustments ...........................................................                           48,955,491
                                                                                                     ---------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES ................................                      $    30,794,114
                                                                                                     ===============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999                                     ACM Government Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of them quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation of investments, swap contracts and foreign currency transactions.

                                                      ACM Government Income Fund
================================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences primarily due to foreign currency gains, resulted in a net decrease to distributions paid in excess of net investment income and a corresponding increase in accumulated net realized loss on investments, swap contracts and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

Note B: Advisory, Administrative Fees and
Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 1999, the Fund reimbursed AFS $3,925.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $605,276,254 and $642,850,249, respectively, for the year ended December 31, 1999. There were purchases of $1,843,442,487 and sales of $1,852,893,702 of U.S. government and government agency obligations for the year ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was $716,753,902. Accordingly, gross unrealized appreciation of investments was $8,293,668, and gross unrealized depreciation was $86,933,645, resulting in net unrealized depreciation of $78,639,977.

At December 31, 1999, the Fund had a capital loss carryforward of $102,590,879 of which $43,891,547 expires in the year 2006 and $58,699,332 expires in the year 2007.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract

NOTES TO FINANCIAL STATEMENTS (cont.)                 ACM Government Income Fund
================================================================================

and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments, swap contracts and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1999, the Fund had outstanding forward exchange currency contracts as follows:

                                                      U.S. $
Forward Exchange                         Contract    Value on     U.S. $
Currency Sale Contracts                   Amount    Origination   Current       Unrealized
                                           (000)       Date        Value       Depreciation
                                         --------   -----------  -----------   ------------
Canadian Dollars, settling 3/06/00....      4,782   $ 3,242,034  $ 3,318,078     $ (76,044)
British Pounds, settling 3/06/00......     17,239    27,720,542   27,846,570      (126,028)
                                                                                 ---------
                                                                                 $(202,072)
                                                                                 =========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1999, the Fund did not have any written option transactions.

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties

                                                      ACM Government Income Fund
================================================================================

to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At December 31, 1999, the Fund had a total return swap agreement outstanding. The swap is based on a notional amount of $55,000,000 Russian Principal Loans, obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, 6.9925% based on a notional amount of $4,950,000, as well as any net depreciation on the value, of the underlying bond. Morgan Guaranty is obligated to pay the Fund the coupon and any appreciation in the value, of the underlying bond. At December 31, 1999, unrealized appreciation on this total return swap amounted to $3,712,500.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 58,697,659 shares were outstanding at December 31, 1999. During the years ended December 31, 1999 and 1998, the Fund issued 458,154 and 606,432 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

Note E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

The Fund has a Revolving Credit Agreement with Barton Capital Corporation with Societe Generale acting as its administrative agent. The maximum credit available is $90,000,000 and such amount was outstanding throughout the year ended December 31, 1999.

The renewable credit facility of $90,000,000 will mature on February 16, 2000. The aggregate collateral value must be at least 171% of the outstanding amount of the loan.

Interest payments on current borrowings are based on LIBOR plus a premium. The weighted average interest rate for the year ended December 31, 1999 was 5.93%. The interest rate in effect at December 31, 1999 was 5.89%. The Fund is obligated to pay Societe Generale a commitment fee calculated at the rate of
0.175 of 1% per annum on the average daily unused portion of the revolving credit.

FINANCIAL HIGHLIGHTS                                  ACM Government Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                      Year Ended December 31,
                                                     ----------------------------------------------------------------
                                                       1999           1998           1997         1996          1995
                                                     -------         ------         ------       ------        ------
Net asset value, beginning of year                   $  8.80         $10.51         $10.29       $ 9.77        $ 8.45
                                                     -------         ------         ------       ------        ------
Income From Investment Operations
---------------------------------
Net investment income (a) ........................       .79            .88            .94          .94           .99
Net realized and unrealized gain (loss)
  on investments, swap contracts, options written
  and foreign currency transactions ..............     (1.11)         (1.71)           .54          .55          1.30
                                                     -------         ------         ------       ------        ------
Net increase (decrease) in net asset value
  from operations ................................      (.32)          (.83)          1.48         1.49          2.29
                                                     -------         ------         ------       ------        ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income .............      (.79)          (.88)          (.92)        (.94)         (.97)
Distributions in excess of net investment income .      (.05)           -0-            -0-         (.03)          -0-
Distributions from net realized gains. ...........       -0-            -0-           (.34)         -0-           -0-
                                                     -------         ------         ------       ------        ------
Total dividends and distributions ................      (.84)          (.88)         (1.26)        (.97)         (.97)
                                                     -------         ------         ------       ------        ------
Net asset value, end of year .....................   $  7.64         $ 8.80         $10.51       $10.29        $ 9.77
                                                     =======         ======         ======       ======        ======
Market value, end of year ........................   $  6.50          $9.125        $11.00       $10.25         $9.125
                                                     =======         ======         ======       ======        ======
Total Investment Return
-----------------------
Total investment return based on: (b)
  Market value ...................................    (20.84)%        (9.25)%        20.73%       24.15%        11.37%
  Net asset value ................................     (3.53)%        (8.38)%        15.08%       16.40%        28.73%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted) ..........  $448,735       $512,296       $605,664     $590,173      $557,525
Ratio of expenses to average net assets ..........      2.37%          2.09%          2.03%        2.17%         2.08%
Ratio of expenses to average net assets
  excluding interest expense (c) .................      1.19%          1.12%          1.11%        1.18%         1.29%
Ratio of net investment income to
  average net assets. ............................      9.80%          9.04%          9.02%        9.78%        11.10%
Portfolio turnover rate ..........................       368%           409%           304%         349%          380%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(c) Net of interest expense of 1.18%, .97%, .92%, .99% and .79%, respectively, on borrowings (see Note F).

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                  ACM Government Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Income Fund, Inc., including the portfolio of investments, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally acccepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Income Fund, Inc. at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally acccepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 21, 2000

ADDITIONAL INFORMATION (unaudited)                    ACM Government Income Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the

                                                      ACM Government Income Fund
================================================================================

Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, Wayne D. Lyski, the President of the Fund.

Year 2000

With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                      ACM Government Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit committee.

ACM Government Income Fund
Summary of General Information

The Fund

ACM Government Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund normally invests at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below investment-grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMIn". The Fund's NYSE trading symbol is "ACG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR 1299




                                       ACM
--------------------------------------------------------------------------------
                                   GOVERNMENT
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

                                                               Annual Report
                                                               December 31, 1999

                           Alliance Capital [LOGO](R)